UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    March 30, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on March 23, 2023, Robert Starr, former Chief Financial Officer of Fairbanks Morse Defense, has been named Chief Financial Officer and Treasurer of Albany International Corp. (“the Company”) to succeed Stephen Nolan, effective April 10, 2023. In connection with such CFO transition, Elisabeth Indriani, who joined the Company on March 31, 2021, and served as Controller and chief accounting officer since May 13, 2021, is leaving the company. Ms. Indriani will remain with the Company until May 5, 2023, through the first quarter earnings release and filing of the Quarterly Report on Form 10Q. The Company and Ms. Indriani have mutually agreed to enter into an executive separation agreement. Under the agreement, Ms. Indriani will continue to receive her current monthly salary for a period of twenty-four (24) months, will remain eligible for any bonus payable relating to 2023 performance, on a pro rata basis, and will receive compensation in an amount equal to one-half the value of any unvested performance phantom stock units forfeited as the result of her departure. Ms. Indriani’s departure is not based on any disagreement with the Company’s accounting principles, practices or financial statement disclosures.

The Company has named John (“Jay”) J. Tedone, former Chief Accounting Officer of Eos Energy Enterprises, the Company’s Vice President – Controller, and appointed him chief accounting officer, both effective May 1, 2023. Mr. Tedone (age 58) joins the Company with over 30 years of accounting experience, including strategic public accounting roles. He most recently served as Chief Accounting Officer for Eos Energy Enterprises, Inc., a start-up company that designs, manufactures and deploys sustainable battery storage solutions for the electricity industry. Mr. Tedone joined Eos Energy Enterprises in February 2022. From May 2020 to January 2022, he was the Vice Present, Finance and Chief Accounting Officer for Lydall, Inc. a publicly traded designer and manufacturer of specialty filtration and advance material solutions. Prior to that, Mr. Tedone was employed by Kaman Corporation, a manufacturer serving the aerospace & defense, industrial and medical markets, as Vice President, Finance and Chief Accounting Officer from April 2007 to April 2020, and from November 2004 to April 2007 as Vice President, Internal Audit.

Mr. Tedone holds a Bachelor of Science in Accounting from Central Connecticut State University, and an MBA in Management from Rensselaer Polytechnic Institute.

A summary of Mr. Tedone’s employment agreement and material compensation terms is attached as Exhibit 99.1, which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The company is also reaffirming its initial financial guidance for the full-year 2023, as previously disclosed on February 13, 2023:

•Total company revenue between $1.01 and $1.05 billion;
•Effective income tax rate, including tax adjustments, between 28% and 30%;
•Total company depreciation and amortization between $70 and $75 million;
•Capital expenditures in the range of $90 to $100 million;
•GAAP and Adjusted earnings per share between $3.10 and $3.60;
•Total company Adjusted EBITDA between $225 to $255 million;
•Machine Clothing revenue between $590 to $610 million;
•Machine Clothing Adjusted EBITDA between $205 and $225 million;
•Albany Engineered Composites (AEC) revenue between $420 to $440 million; and
•Albany Engineered Composites Adjusted EBITDA between $80 to $90 million.

Reconciliation of non-GAAP measures to comparable GAAP measures

The tables below provide a reconciliation of initial outlook for the full-year 2023 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures:

Initial Outlook Full Year 2023 Adjusted EBITDA	Machine Clothing		AEC
(in millions)	Low	High	Low	High
Net income attributable to the Company (GAAP) (a)	$185	$205	$32	$41
Income attributable to the noncontrolling interest	—	—	(1)	(1)
Interest expense, net	—	—	—	—
Income tax expense	—	—	—	—
Depreciation and amortization	20	20	48	49
EBITDA (non-GAAP)	205	225	79	89
Restructuring expenses, net (a)	—	—	—	—
Foreign currency revaluation (gains)/losses (a)	—	—	—	—
Acquisition/integration costs (a)	—	—	—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	—	1	1
Adjusted EBITDA (non-GAAP)	$205	$225	$80	$90
(a) Interest, Other income/expense and Income taxes are not allocated to the business segments

Initial Outlook Full Year 2023 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP) (a)	$98	$113
Income attributable to the noncontrolling interest	(1)	(1)
Interest expense, net	17	18
Income tax expense	40	49
Depreciation and amortization	70	75
EBITDA (non-GAAP)	224	254
Restructuring expenses, net (b)	—	—
Foreign currency revaluation (gains)/losses (b)	—	—
Acquisition/integration costs (b)	—	—
Pre-tax (income)/loss attributable to non-controlling interest	1	1
Adjusted EBITDA (non-GAAP)	$225	$255

	Total Company
Forecast of Full Year 2023 Earnings per share (basic) (c)	Low	High
Net income attributable to the Company (GAAP) (a)	$3.10	$3.60
Restructuring expenses, net (b)	—	—
Foreign currency revaluation (gains)/losses (b)	—	—
Acquisition/integration costs (b)	—	—
Adjusted Earnings per share (non-GAAP)	$3.10	$3.60

(b) Due to the uncertainty of these items, we are unable to forecast these items for 2023.
(c) Calculations based on estimated shares outstanding of approximately 31.2 million.

The information contained in this Current Report on Form 8-K that is being furnished under Items 2.02, 7.01 and 9.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1    Summary of Tedone compensation terms.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ A. William Higgins

Name:	A. William Higgins
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date: March 30, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	Summary of Tedone compensation terms.
104	Inline XBRL cover page.